The PNC Financial Services Group, Inc. Annual Meeting of Shareholders April 24, 2007 Exhibit 99.1

James E. Rohr Chairman and Chief Executive Officer

Cautionary Statement Regarding
Forward-Looking Information
This presentation may contain forward-looking statements regarding our outlook or expectations relating to PNC’s future business, operations, financial condition, financial performance and asset quality.  Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time.
The forward-looking statements in this presentation are qualified by the factors affecting forward-looking statements identified in the more detailed Cautionary Statement included in the Appendix, which is in the version of the presentation materials posted on our corporate website at www.pnc.com/investorevents. We provide greater detail regarding those factors in our 2006 Form 10-K, including in the Risk Factors and
Risk Management sections, and in our other SEC reports (accessible on the SEC’s website at www.sec.gov and on or through our corporate website).
Future events or circumstances may change our outlook or expectations and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject.  The forward-looking statements in this presentation speak only as of the date of this presentation. We do not assume any duty and do not undertake to update those statements.
In this presentation, we will sometimes refer to adjusted results to help illustrate (1) the impact of BlackRock deconsolidation near the end of third quarter 2006 and the application of the equity method of accounting for our equity investment in BlackRock and (2) the impact of certain specified 2006 items due to the magnitude of the aggregate of these items.  These items include the BlackRock/MLIM transaction gain, acquisition integration costs, the costs of balance sheet repositionings, and BlackRock LTIP shares obligation losses that we have disclosed earlier, and PFPC distribution/out-of-pocket revenue and related offsetting expense.  We provide details of the adjustments in the Appendix.
We have provided these amounts so that investors, analysts, regulators and others will be better able to evaluate the impact of these items on our results for the periods presented.  We believe that information as adjusted for the impact of the specified items may be useful due to the extent to which they are not indicative of our ongoing operations as the result of our management activities on those operations.  While we have not provided other adjustments for the periods discussed, this is not intended to imply that there could not have been other similar types of adjustments, but any such adjustments would not have been similar in magnitude to those shown.
This presentation may also include a discussion of other non-GAAP financial measures, which, to the extent not so qualified therein or in the
Appendix, is qualified by GAAP reconciliation information available on our corporate website at www.pnc.com under “About PNC - Investor
Relations.”

2006 Accomplishments
Record net income
Closed on BlackRock/MLIM transaction – $1.6 billion increase in capital
Strong client activity – business segment earnings
*
grew 9%
Balance sheet well positioned for this interest rate
environment
Overall asset quality remained very strong
Mercantile acquisition continues expansion into attractive
region
*Total business segment earnings are reconciled to total GAAP consolidated earnings in the Appendix.
Highlights

$0
$20
$40
$60
$80
$100
$120
2004 2005 2006
$0
$1
$2
$3
$4
$5
$6
$7
$8
$9
2004 2005 2006
$0.0
$0.5
$1.0
$1.5
$2.0
$2.5
2004 2005 2006
Record
$102 billion
Record
$8.6 billion
Record
$2.6 billion
Generating Continued Growth
Revenue Year End Assets Earnings
*Adjusted 2006 earnings are reconciled to GAAP earnings in the Appendix and exclude the following items, after-tax:  $1.293 billion gain on BlackRock/MLIM transaction; $158 million of losses on balance sheet repositionings; $47 million of acquisition integration costs; and
$7 million loss related to BlackRock LTIP shares obligation; and exclude, pretax: $170 million of PFPC distribution/out-of-pocket revenue and related offsetting expense.
Adjusted*
$1.5 billion
$ billions $ billions $ billions

95%
100%
105%
110%
115%
120%
125%
12/31/05 3/31/06 6/30/06 9/30/06 12/31/06 3/31/07
PNC Outperforms Peers
12/31/05 closing price equals base for indexing
Relative Stock Price Performance - 12/31/05 through 4/18/07
S&P 500
Index
Peer
Group
Peer Group reflects average of 11 super-regional banks, including PNC, as identified in Appendix

First Quarter 2007
Earnings per diluted share increased 23% over 1Q06
Return on average common equity was 15.59%
Average loans increased 10% over 1Q06
Average deposits increased 14% over 1Q06
Mercantile integration is well underway
Increased our second quarter 2007 dividend 15%
Highlights

Cautionary Statement Regarding
Forward-Looking Information
We make statements in this presentation, and we may from time to time make other statements, regarding our outlook or expectations for earnings, revenues, expenses and/or other matters regarding or affecting PNC that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act.  Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project” and other similar words and expressions.
Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.  Forward-looking statements speak only as of the date they are made.  We do not assume any duty and do not undertake to update our forward-looking statements.  Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those that we anticipated in our forward-looking statements, and future results could differ materially from our historical performance.
Our forward-looking statements are subject to the following principal risks and uncertainties.  We provide greater detail regarding some of these factors in our Form 10-K for the year ended December 31, 2006, including in the Risk Factors and Risk Management sections of that report, and in our other SEC reports.  Our forward-looking statements may also be subject to other risks and uncertainties, including those that we may discuss elsewhere in this presentation or in our filings with the SEC, accessible on the SEC’s website at
www.sec.gov and on or through our corporatewebsite at www.pnc.com under “About PNC – Investor Relations – Financial Information.”
• Our business and operating results are affected by business and economic conditions generally or specifically in the principal markets in which we do business.  We are affected by changes in our customers’ and counterparties’ financial performance, as well as changes in customer preferences and behavior, including as a result of changing business and economic conditions.
• The value of our assets and liabilities, as well as our overall financial performance, are also affected by changes in interest rates or in valuations in the debt and equity markets.  Actions by the Federal Reserve and other government agencies, including those that impact money supply and market interest rates, can affect our activities and financial results.
Our operating results are affected by our liability to provide shares of BlackRock common stock to help fund BlackRock long-term incentive plan (“LTIP”) programs, as our
LTIP liability is adjusted quarterly (“marked-to-market”) based on changes in BlackRock’s common stock price and the number of remaining committed shares, and we recognize gain or loss on such shares at such times as shares are transferred for payouts under the LTIP programs.
• Competition can have an impact on customer acquisition, growth and retention, as well as on our credit spreads and product pricing, which can affect market share, deposits and revenues.
• Our ability to implement our business initiatives and strategies, including the final phases of our One PNC initiative, could affect our financial performance over the next several years.
• Our ability to grow successfully through acquisitions is impacted by a number of risks and uncertainties related both to the acquisition transactions themselves and to the integration of the acquired businesses into PNC after closing.  These uncertainties continue to be present with respect to the integration of Mercantile Bankshares
Corporation.

Cautionary Statement Regarding
Forward-Looking Information (continued)
•
Legal and regulatory developments could have an impact on our ability to operate our businesses or our financial condition or results of operations or our competitive position or reputation.  Reputational impacts, in turn, could affect matters such as business generation and retention, our ability to attract and retain management, liquidity and funding.  These legal and regulatory developments could include:  (a) the unfavorable resolution of legal proceedings or regulatory and other governmental inquiries; (b) increased litigation risk from recent regulatory and other governmental developments; (c) the results of the regulatory examination process, our failure to satisfy the requirements of agreements with governmental agencies, and regulators’ future use of supervisory and enforcement tools;  (d) legislative and regulatory reforms, including changes to laws and regulations involving tax, pension, and the protection of confidential customer information;  and (e) changes in accounting policies and principles.
•
Our business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through the effective use of third-party insurance and capital management techniques.
•
Our ability to anticipate and respond to technological changes can have an impact on our ability to respond to customer needs and to meet competitive demands.
•
The adequacy of our intellectual property protection, and the extent of any costs associated with obtaining rights in intellectual property claimed by others, can impact our business and operating results.
•
Our business and operating results can also be affected by widespread natural disasters, terrorist activities or international hostilities, either as a result of the impact on the economy and financial and capital markets generally or on us or on our customers, suppliers or other counterparties specifically.
•
Also, risks and uncertainties that could affect the results anticipated in forward-looking statements or from historical performance relating to our equity interest in
BlackRock, Inc. are discussed in more detail in BlackRock’s 2006 Form 10-K, including in the Risk Factors section, and in BlackRock’s other filings with the SEC, accessible on the SEC’s website and on or through BlackRock’s website at www.blackrock.com.
In addition, we grow our business from time to time by acquiring other financial services companies, such as our recent acquisition of Mercantile Bankshares.  Acquisitions in general present us with risks other than those presented by the nature of the business acquired.  In particular, acquisitions may be substantially more expensive to complete
(including as a result of costs incurred in connection with the integration of the acquired company) and the anticipated benefits (including anticipated cost savings and strategic gains) may be significantly harder or take longer to achieve than expected.  In some cases, acquisitions involve our entry into new businesses or new geographic or other markets, and these situations also present risks resulting from our inexperience in these new areas.  As a regulated financial institution, our pursuit of attractive acquisition opportunities could be negatively impacted due to regulatory delays or other regulatory issues.  Regulatory and/or legal issues related to the pre-acquisition operations of an acquired business may cause reputational harm to PNC following the acquisition and integration of the acquired business into ours and may result in additional future costs and expenses arising as a result of those issues.
Any annualized, proforma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results. Any consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company. The analysts’ opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of PNC or its management, and may not reflect PNC’s, Mercantile’s or other company’s actual or anticipated results.

Non-GAAP to GAAP
Reconcilement
Appendix
Summary Income Statement
BlackRock
For the year ended December 31, 2006 PNC Deconsolidation and BlackRock PNC
In millions As Reported Adjustments (a) Other Adjustments Equity Method As Adjusted
Net interest income $2,245 $(10) $2,235
Provision for credit losses 124 124
Noninterest income 6,327 $(1,982) (1,087) $144 3,402
Noninterest expense 4,443 (261) (765) 3,417
Income before minority interest and income taxes 4,005 (1,721) (332) 144 2,096
Minority interest in income of BlackRock 47 18 (65)
Income taxes 1,363 (658) (130) 7 582
Net income $2,595 $(1,081) $(137) $137 $1,514
(a) Includes the impact of the following items, all on a pretax basis: $2,078 million gain on BlackRock/MLIM transaction, $196 million securities portfolio rebalancing loss, $101 million of integration costs, $48 million mortgage loan portfolio repositioning loss, and $12 million loss related to BlackRock LTIP shares obligation. Also included are PFPC distribution/out-of-pocket revenue and related offsetting expense primarily associated with pooled investment fund accounts totaling $170 million.

Non-GAAP to GAAP
Reconcilement
Appendix
Business Earnings Summary
Year Ended
Earnings (Loss)
$ millions 2006 2005 Growth
Retail Banking $765 $682 12%
Corporate and Institutional Banking 463 480 (4%)
BlackRock (a) (b) (c) 187 $152 23%
PFPC 124 104 19%
     Total business segment earnings 1,539 1,418 9%
Other (c) (d) 1,056 (93)
Total consolidated net income $2,595 $1,325 96%
(a)
(b)
(c)
(d)
Certain prior period amounts have been reclassified to conform with the current period presentation.
PNC’s ownership interest in BlackRock was approximately 69%-70% for 2005 and through the first nine months of 2006. Effective
September 29, 2006, PNC’s ownership interest in BlackRock dropped to approximately 34%.
These amounts have been reduced by minority interest in income of BlackRock, excluding MLIM integration costs, totaling $65 million and
$71 million for the years ended December 31, 2006 and 2005, respectively.
For this PNC business segment reporting presentation, integration costs incurred by BlackRock for the MLIM transaction totaling $47 million for 2006 have been reclassified from BlackRock to “Other”. These amounts are after-tax and, as applicable, net of minority interest.
“Other” for 2006 includes the after-tax impact of the net gain on the BlackRock/MLIM transaction, MLIM integration costs and costs associated with the securities portfolio rebalancing and mortgage loan portfolio repositioning.

The PNC Financial Services Group, Inc. PNC
BB&T Corporation BBT
Comerica CMA
Fifth Third Bancorp FITB
KeyCorp KEY
National City Corporation NCC
Regions Financial RF
SunTrust Banks, Inc. STI
U.S. Bancorp USB
Wachovia Corporation WB
Wells Fargo & Company WFC
Ticker
Peer Group of
Super-Regional Banks
Appendix